Significant Events During the Period	9 Months Ended
Sep. 30, 2018
Useful Life Of Other Iintangible Assets
SIGNIFICANT EVENTS DURING THE PERIOD

NOTE 8:-	SIGNIFICANT EVENTS DURING THE PERIOD

a.	On January 31, 2018, the Company has completed a private placement to qualified investors in Israel of an additional aggregate NIS 150 million par value of Series A Secured Debentures at a price of NIS 1,034.7 for each NIS 1,000 principal amount. The aggregate gross proceeds totaled NIS 155.2 million (approximately $45.6 million), excluding issuance costs of $0.2 million. As a result of the private placement, the total outstanding principal amount of the Series A Secured Debentures increased to approximately NIS 239.5 million (or $69.1 million). The terms of the Series A Secured Debentures sold in the private placement are identical in all respects to those of the Series A Secured Debentures sold in Formula's September 2015 public offering. In accordance with the terms of the indenture related to Series A Secured debentures, Formula pledged additional 1,692,954 shares of Matrix and 3,487,198 shares of Magic.

b.	In May 2018 Formula declared a cash dividend of approximately $5,011 million (or $0.34 per share) to shareholders of record on June 5, 2018 that was paid on June 20, 2018.

c.	On July 12, 2018 Magic concluded a private placement issuing 3,150,559 of its ordinary shares to several leading Israeli institutional investors and 1,117,734 ordinary shares to Formula under the same terms. The Group's gross proceeds from the offering amounted to $25,405 based on a price of $8.20 per share. Magic intends to use the net proceeds of the offering to support its continued organic growth momentum and funding of potential acquisitions. Following the private placement, Formula's share interest in Magic was diluted from 47% to 45%.